                                                                Exhibit 10.10(d)



                     Firm Transportation Service Agreement
                              Rate Schedule TF-1

                                    between

                        COLORADO INTERSTATE GAS COMPANY

                                      and

                             GREELEY GAS COMPANY,
                    a division of Atmos Energy Corporation


                              Dated: JULY 1, 1998

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                              RATE SCHEDULE TF-1
--------------------------------------------------------------------------------


     The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.   SHIPPER: GREELEY GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.   RATES AND SURCHARGES: As set forth in Exhibit "B."

8.   NEGOTIATED RATE AGREEMENT: N/A

9.   PEAK MONTH MDQ: 6,121 Dth per Day.

10.  TERM OF AGREEMENT:  Beginning:  July 1, 1998
                         Extending through: September 30, 2000

11.  NOTICES, STATEMENTS, AND BILLS:

          TO SHIPPER:
             INVOICES FOR TRANSPORTATION:
                Greeley Gas Company, a division of Atmos Energy Corporation P.O. Box 650205
                Dallas, Texas   75265-0205
                Attention: Gas Supply Department

             ALL NOTICES:
                Greeley Gas Company, a division of Atmos Energy Corporation P.O. Box 650205
                Dallas, Texas   75265-0205
                Attention: John Hack

          TO TRANSPORTER:
             See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: The Firm Transportation Service Agreement between Transporter and Shipper dated October 1, 1996, referred to as Transporter's Agreement No. 33180000.

13.  ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: N/A

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                            SHIPPER:

COLORADO INTERSTATE GAS COMPANY         GREELEY GAS COMPANY, A DIVISION OF
                                        ATMOS ENERGY CORPORATION

By /s/Thomas L. Price                   By /s/Gordon J. Roy
   ------------------------                ------------------------
   Thomas L. Price
   Vice President                          Gordon J. Roy
                                        ---------------------------
                                           (Print or type name)

                                           Vice President
                                        ---------------------------
                                           (Print or type title)

                                  EXHIBIT "A"
                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                             GREELEY GAS COMPANY,
                    A DIVISION OF ATMOS ENERGY CORPORATION

                              Dated: JULY 1, 1998



1. Shipper's Maximum Delivery Quantity ("MDQ") for the following months shall be as follows:
          November - March (Peak Month MDQ)......6,121 Dth per Day
          April, May, September, October........4,285 Dth per Day
          June - August.........................2,142 Dth per Day



                                           PRIMARY POINT(S) OF RECEIPT QUANTITY
                                                 (DTH PER DAY) (NOTE 2)
                                       ----------------------------------------
      PRIMARY POINT(S) OF RECEIPT        NOVEMBER     APRIL, MAY,      JUNE      MAXIMUM RECEIPT
               (NOTE 1)                   THROUGH     SEPTEMBER,     THROUGH         PRESSURE
                                           MARCH        OCTOBER       AUGUST         P.S.I.G.
---------------------------------------------------------------------------------------------------
NORTHERN SYSTEM

     Echo Springs Master Meter               300            300         300                 850

     Lost Cabin                            1,200          1,200       1,200               1,100

     Uintah                                  593            593         593                 300
                                       ---------------------------------------
     TOTAL NORTHERN SYSTEM                 2,093          2,093       2,093
                                       ---------------------------------------

CENTRAL SYSTEM

     Lakin Master Meter                    2,277          1,240          49                 220
                                       ---------------------------------------

SOUTHERN SYSTEM

     Big Canyon                              491            267           0                 955(4)

     Mocane                                1,260            685           0                  65
                                       ---------------------------------------

     TOTAL SOUTHERN SYSTEM                 1,751            952           0
                                       ---------------------------------------

           TOTAL...................        6,121          4,285       2,142
                                       =======================================

                                  EXHIBIT "A"



                                          PRIMARY POINT(S) OF DELIVERY QUANTITY
                                                 (DTH PER DAY) (NOTE 3)
                                       ----------------------------------------
      PRIMARY POINT(S) OF DELIVERY       NOVEMBER     APRIL, MAY,      JUNE      MAXIMUM DELIVERY
               (NOTE 1)                   THROUGH     SEPTEMBER,     THROUGH         PRESSURE
                                           MARCH        OCTOBER       AUGUST         P.S.I.G.
---------------------------------------------------------------------------------------------------
CANON CITY GROUP (NOTE 5)

     Canon City                            4,231          2,962       1,481         (Note 6)

     Colorado State Penintentiary            298            209         104           100

     Engineering Station 476+78                5              4           2      Line Pressure

     Florence City Gate                      989            692         346            60

     Fremont County Industrial Park            9              6           3      Line Pressure

     Penrose City Gate                       135             95          47            60

     Penrose PBS-2                           129             90          45      Line Pressure

     Portland City Gate                       35             25          12           100

     Pritchett City Gate                      35             25          12           150
                                       ---------------------------------------
        Total Canon City Group             5,866          4,108       2,052
                                       ---------------------------------------
        TOTAL CAPACITY RELEASE             4,814          3,369       1,684
                                       ---------------------------------------
EADS GROUP

     Brandon Station                          28             20          10           350

     Eads City Gate                          207            145          72            60

     Highline Taps:

        Neoplan (Bent County)                  3              2           1      Line Pressure

        Penrose South (Fremont County)        11              8           4      Line Pressure

        The Piggery (Fremont County)           3              2           1      Line Pressure

        L.J. Stafford (Baca County)            5              4           2      Line Pressure
                                       ---------------------------------------
        TOTAL EADS GROUP                     257            181          90
                                       ---------------------------------------
MCCLAVE DELIVERY                             350            245         123           500
                                       ---------------------------------------
SPRINGFIELD                                  700            490         245      Line Pressure
                                       ---------------------------------------
        TOTAL                              6,121          4,285       2,142
                                       =======================================
STORAGE INJECTION                          2,814          2,015       1,714          N/A


NOTES:    (1) Information regarding Point(s) of Receipt and Point(s) of
              Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

          (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

          (3) The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper's MDQ.

          (4) Minimum pressure Shipper will deliver gas to Transporter is 350 p.s.i.g.

          (5) For Capacity Release purposes, the aggregate of the Canon City Group Point of Delivery Quantities is as designated (e.g., 4,814 Dth per Day for the Peak Month MDQ). To the extent that Shipper is not utilizing a portion of its remaining Point of Delivery Quantities at non-Canon City Group Points of Delivery, Shipper may nominate up to the Canon City Group total (e.g., 5,866 Dth per Day November through March), provided that total deliveries under this Agreement do not exceed the monthly MDQ (e.g., 6,121 Dth per Day November through March) unless an Authorized Overrun has been granted to Shipper by Transporter.

          (6) Line pressure but not less than 100 p.s.i.g.

                                  EXHIBIT "B"

                     Firm Transportation Service Agreement
                                    between
                        COLORADO INTERSTATE GAS COMPANY
                                      and
                             GREELEY GAS COMPANY,
                    A DIVISION OF ATMOS ENERGY CORPORATION

                              Dated: JULY 1, 1998




                     PRIMARY
PRIMARY POINT(S)   POINT(S) OF    R1 RESERVATION     COMMODITY                              FUEL
OF RECEIPT          DELIVERY           RATE            RATE         TERM OF RATE       REIMBURSEMENT     SURCHARGES
-------------------------------------------------------------------------------------------------------------------
 As listed on      As listed on      (Note 1)     (Notes 1 and 4)       Through            (Note 2)         (Note 3)
 Exhibit "A"       Exhibit "A"                                          9/30/00


  SECONDARY        SECONDARY
 POINT(S) OF      POINT(S) OF    R1 RESERVATION     COMMODITY                         FUEL
   RECEIPT          DELIVERY         RATE             RATE      TERM OF RATE     REIMBURSEMENT    SURCHARGES
-------------------------------------------------------------------------------------------------------------------
     All              All          (Note 1)         (Note 1)      Through          (Note 2)        (Note 3)
                                                                  9/30/00



NOTES:    (1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

          (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

                                  EXHIBIT "B"


NOTES:    (3) Surcharges, If Applicable:
                 All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

              GQC:
                 The Gas Quality Control Surcharge shall be assessed pursuant to
                 Article 20 of the General Terms and Conditions as set forth in The Tariff.

              GRI:
                 The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

              HFS:
                 The Hourly Flexibility Surcharge shall be assessed pursuant to
                 Article 20 of the General Terms and Conditions as set forth in The Tariff .

              ORDER NO. 636 TRANSITION COST MECHANISM:
                 Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

              ACA:
                 The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

          (4) The Authorized Overrun Rate charged by Transporter shall be determined pursuant to the Stipulation and Agreement in Docket No. RP96-190, when applicable, while such Settlement is in effect.